Exhibit 99.1

1 Stephens Fall Investment Conference November 14, 2012

2 Statements in this presentation that set forth expectations or predictions are based on facts and situations that are known to us as of the date of this filing. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 19-29 of the Alexander & Baldwin, Inc. (“A&B”) 2011 Form 10-K and other subsequent filings with the SEC by Matson, Inc. Statements in this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. Investors may obtain a free copy of all filings containing information about Matson from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, copies of filings containing information about us can be obtained without charge by sending a request to Matson, Inc., 1411 Sand Island Parkway, Honolulu, Hawaii 96819, Attention: Investor Relations; by calling (808) 848-1211; or by accessing them on the web at http://www.matson.com.

Key Investment Highlights Matt Cox President and CEO Matson, Inc.

4 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Superior asset quality and flexibility Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

5 The Matson Brand Premier Ocean Transportation and Logistics Provider Delivering Innovation Reliability Beyond the Norm Financial Stability Delivering Value to Our Customers 5

6 Matson Ocean Transportation: Connecting the Pacific Unlike Anyone Else Shanghai Ningbo Xiamen Guam Honolulu, Hawaii Long Beach Oakland Portland Seattle Micronesia

7 Hawaii Service Largest West Coast to Hawaii container and auto carrier Nine ships providing three arrivals per week into Honolulu Dedicated terminal operations Own and operate neighbor island barge network Principal carrier in the trade Nawiliwili Kahululi Hilo Kawaihae Honolulu Hawaii Neighbor Island Service

8 Hawaii Containers East & West Combined Matson Hawaii Total TEU Volumes 1998 2000 2002 2004 2006 2008 2010 400,000 100,000 350,000 300,000 250,000 200,000 150,000 TEUs 1984 1986 1988 1990 1992 1994 1996 1974 1976 1978 1980 1982 Footprint of Official Recessions in the U.S. Source: Matson management estimates

Hawaii: Poised for Growth Positive economic trends International tourism a growth opportunity Hawaii among the world’s most desirable vacation destinations Experience catering to growing demand from Asian tourists Infrastructure projects expected to support expansion of construction industry 0.6% 8.6% 6.3% 1.5% 2012F Statistic* 2010 2011 2013F Real GDP 1.4% -0.2% 2.3% Unemployment 6.9% 6.7% 5.6% Visitor Arrivals 7.7% 4.0% 3.5% Construction Jobs -8.1% -2.0% 7.7% *Percent change YOY except unemployment rate Sources: Hawaii Department of Business, Economic Development & Tourism (UBEDT) University of Hawaii Economic Research Organization (UHERO) 9

10 Guam Service Matson has historically carried over one-half of U.S.-origin freight Currently serves entire market with the departure of the second carrier from the trade Easy connections from Oakland and Pacific Northwest to Guam via terminal in Honolulu Chartered Matson ship serves neighboring islands of Micronesia Yap Guam Guam Micronesia Island Service Palau Saipan Rota Tinian Ebeye & Kwajalein Kosrae Pohnpei Chuuk

11 China Service Five ships connect Xiamen, Ningbo and Shanghai weekly to the Long Beach port Matson’s share in historically established Ningbo-Shanghai to Southern California is approximately 5-6% Fastest transit time from Shanghai: 10 days vs. 12-14 (current trade standard) 10-day transit together with next-day freight availability generates a 3-6 day competitive advantage Round trip dual head-haul revenue model provides significant economic competitive advantage Shanghai CLX China Ports Ningbo Xiamen

12 Transpacific Eastbound Freight Rates Source: Shanghai Containerized Freight Index Shanghai Containerized Freight Index - To U.S. West Coast Ports (Spot Rates) $1,424 $2,510 $2,730 $2,782 $2,739 $2,415 $1,992 $1,556 $1,000 $1,500 $2,000 $2,500 $3,000 9/30/11 12/30/11 3/30/12 6/30/12 9/30/12 $ per FEU

13 COST ($) COST (more $ = less value) Matson: 10x less costly 1x 10x 5x TIME (DAYS) TRANSIT TIME (more days = less value) Matson: 10 days vs. 5 days 2 20 10 TOTAL COST/TIME VALUE Matson: 5x the value of air freight = VALUE 0.5 5 The Next Target: Focus on Premium Freight with Delivery Precision Most air freight carriers: 4 – 6 days Matson: 10 days, next-day cargo availability Sea – air option for premium service, premium value Source: Matson Marketing

14 Superior Fleet Quality And Performance Average age of current 9-ship active fleet is 19 years compared with 32 years for closest competitor Arrivals among best in the world: 75 - 85% arrivals on-time or within 59 minutes compared with Industry standard of 24 hours About half of the 15 – 25% late arrivals due to weather Strategic re-fleeting plan calls for 2 new Jones Act containerships in next 3 – 5 years for approximately $200 million each to replace/retire existing older vessels Source: Matson management

15 SSA Terminals Joint Venture Formed July 1999 – SSA Marine (65%) and Matson (35%) Service U.S. West Coast Stevedoring/Terminal Operator Container Equipment Maintenance Chassis Pools On-Dock Rail Locations Terminals SSAT Total %SSAT* Lifts % SSAT* Long Beach/LA 2 14 14% 10-15% Oakland 2 8 25% 30-35% Seattle/Tacoma 2 9 22% 30-35% 6 31 19% 20-25% Source: Matson management estimates *Represents percentage of total locations/volumes as appropriate

16 Guaranteed berth/cranes Quick turn of vessels Maintain sailing schedules Fast cargo availability Quick truck turns Quick yard turns Flexibility to receive freight close to departure Increased customer satisfaction Strategic Benefits of Dedicated Terminals

17 Matson Logistics A National Network of Integrated Services Seattle Portland Houston Reno St Paul Chicago Birmingham Dallas Philadelphia Atlanta Savannah Jacksonville Akron Indianapolis Long Beach Phoenix Boston Columbus SF/Oakland Source: Matson management Warehousing & Distribution China Supply Chain Services Domestic & International Intermodal Highway TL and LTL Customer Service Center Logistics Sales International Intermodal Sales Warehousing and Distribution Matson Port Facility Top 10 third-party logistics broker Leverages Matson brand Long-term relationships with customers and vendors Scalable model with high ROIC

18 Matson Logistics Priorities Achieve organic growth Highway and intermodal brokerage Distribution and warehouse services Increase coordinated cross-selling with Ocean Transportation Further develop the 53-foot intermodal domestic container pilot program Goal to return operating margins to historical 2 to 4 percent range

19 Seasoned Management Team Name Title Matson Years in Transportation Matthew J. Cox President & CEO 2001 23 Joel M. Wine SVP & CFO 2011 1 Ronald J. Forest SVP, Operations 1995 34 David L. Hoppes SVP, Ocean Services 1989 31 Kevin C. O’Rourke SVP, General Counsel 1992 34 Vic S. Angoco SVP, Pacific 1996 22 Rusty K. Rolfe President, Matson Logistics 2001 30 More than 175 Years of Combined Transportation Experience

Financial Highlights Joel Wine Senior Vice President and Chief Financial Officer

21 Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Superior asset quality and flexibility Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

22 Matson Financial Data (2) 1 1 12002-2011 Revenue and operating income information extracted from previously filed Form10-Ks which include other income and intercompany income. TTM results shown for 2012. 22011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Revenue (Dollars in Billions) $1.5 $0.9 $1.0 $1.2 $1.3 $1.4 $1.4 $1.5 $1.2 $1.4 $1.5 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Operating Income (Dollars in Millions) $96 $79 $126 $65 $124 $148 $126 $142 $117 $98 $46 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

23 EBITDA1 (Dollars in Millions) $10 $133 $129 $175 $219 $68 $38 $13 $71 $47 Matson Financial Data 1 EDITDA and capital expenditure information extracted from previously filed Form 10-Ks which include other income and exclude intercompany income. TTM EBITDA shown for 2012. 22011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Capital Expenditures1 (Dollars in Millions) Average excluding new Vessels = $40 million Other New Vessels (2) $38 $97 $186 $193 $198 $159 $149 $ 175 $ 203 $ 213 $ 136 $153 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

24 2010 and 2011 results from continuing operations; TTM shown for 2012 More detailed information is available in previously filed Form 10-Ks and 10-Qs Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Ocean Transportation Operating Income Operating Margin Average Annual Operating Income: $96.1 million $Millions Adjusted Operating Income Operating Margin $42.4 $128.0 $105.6 $126.5 $105.8 $118.7 $74.1 $95.9 $58.3 $108.3 $93.2 $0 $20 $40 $60 $80 $100 $120 $140 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0%

25 Pre-Tax Income (Loss) SSAT Investment $Millions TTM shown for 2012; More detailed information is available in previously filed Form 10-Ks and 10-Qs; Average Annual Pre-tax Income: $7.8 million $3.4 $4.7 $17.1 $13.3 $10.7 $5.2 $6.2 $12.8 $8.6 $4.9 -$1.1 -$5 $0 $5 $10 $15 $20 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

26 Logistics $Millions More detailed information is available in previously filed Form 10-Ks and 10-Qs TTM shown for 2012 Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Operating Income Operating Margin Average Annual Operating Income: $10.3 million Operating Income Operating Margin $3.1 $4.3 $14.4 $20.8 $21.8 $18.5 $6.7 $2.3 $8.9 $7.2 $5.0 $0 $5 $10 $15 $20 $25 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0%

Condensed Balance Sheet 9.8 11.5 Cash Assets (dollars in millions) 9/30/12 12/31/11 Other total current assets 199.0 265.2 Investments in affiliates 59.5 56.5 Property, net 776.5 800.5 Other assets 112.0 95.2 LT assets related to A&B discontinued operations -- 1,317.1 Total $1,158.5 $2,544.3 24.8 33.4 Other liabilities 255.1 248.8 Deferred income taxes Liabilities & Shareholders’ Equity 9/30/12 12/31/11 Total current liabilities 193.9 278.7 Long term debt 307.2 180.1 Employee benefit plans 103.3 113.0 Long-term liabilities (A&B discontinued ops.) -- 570.1 Total long term liabilities 692.7 1,143.1 Shareholders’ equity 271.9 1,122.5 Total $1,158.5 $2,544.3 Debt Total debt of $328.6 million Current portion is $21.4 million Net Debt/EBITDA ratio of 2.0x Paid down debt by $44 million through combination of cash from operations and reduction of excess cash balances See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics 27

28 Appendix

29 2011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment As reported in Form 10-Qs and 10-Ks previously filed with the SEC Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements, will be incurred in future periods related directly to costs associated with operating as a publicly traded company Quarterly Unaudited Operating Income From Continuing Operations Ocean Transportation 2011 2009 2010 2012 9.7% 10.3% 5.7% 9.9% 2.9% 4.5% 2.3% 16.2% 10.7% 10.1% 4.6% 10.4% 10.7% 14.4% $21.1 $24.2 $13.5 $10.4 $37.0 $28.8 $5.4 $27.1 $28.6 $13.0 $8.1 $31.2 $32.9 $42.5 -$0.5 -$5 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 $Millions

30 Quarterly Unaudited Operating Income From Continuing Operations Logistics 2011 2009 2010 2012 2.2% 2.7% 1.5% 2.0% 0.3% 2.5% 1.6% 1.9% 2.1% 2.0% NM 1.4% 1.4% 1.7% NM = Not meaningful As reported in Form 10-Qs and 10-Ks previously filed with the SEC Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the pro forma financial statements will be incurred in future periods related directly to costs associated with operating as a publicly traded company 2.0% $1.8 $2.2 $1.2 $1.9 $1.5 $2.0 $1.5 $2.1 $2.0 -$0.6 $0.3 $1.3 $1.3 $1.5 $1.8 -$1.0 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 $Millions

31 Selected Segment Data More detailed information is available in previously filed Form 10-Ks and 10-Qs * YTD 3Q 2012 $73.8 $ 3.2 $70.6 $47.2 $ 3.0 -- $44.2 2011 2002 2003 2004 2005 2006 2007 2008 2009 2010 2012* Capital Expenditures Ocean Transportation $10.5 $133.2 $128.6 $173.9 $217.1 $65.8 $35.5 $12.7 $69.4 $30.2 Vessel Purchases $ 1.5 $100.1 $ 98.2 $148.8 $154.6 $ 1.9 $ 1.3 $ 0.2 -- -- Logistics -- $ 0.2 $ 0.1 $ 1.3 $ 1.7 $ 2.0 $ 2.4 $ 0.6 $ 1.8 $0.6 Total CAPEX $10.5 $133.4 $128.7 $175.2 $218.8 $67.8 $37.9 $13.3 $71.2 $30.8 Depreciation & Amortization Ocean Transportation $ 51.0 $ 51.0 $ 56.8 $ 59.5 $ 58.1 $63.2 $66.1 $67.1 $69.0 N/A Logistics -- $ 0.9 $ 1.2 $ 1.4 $ 1.5 $ 1.5 $ 2.3 $ 3.5 $ 3.2 N/A Total D&A $51.0 $51.9 $58.0 $60.9 $59.6 $64.7 $68.4 $70.6 $72.2 $55.7 --

GAAP to Non-GAAP Reconciliation (Net Debt, EBITDA and Adjusted EBITDA) 165.5 70.8 7.7 35.3 1.1 52.8 2011 159.1 74.3 9.9 30.6 (12.3) 32.0 2012 Trailing Twelve Months 11.7 125.9 137.6 (2.2) 55.0 52.8 Adjusted EBITDA (net of separation/shutdown cost) 8.7 119.8 128.5 3.6 48.9 52.5 EBITDA 8.6 0.0 8.6 0.3 0.0 0.3 Add: Separation Cost (0.5) (6.5) (6.0) 9.8 (9.7) 0.1 Subtract: Income (Loss) from Disc. Ops. 6.6 22.0 28.6 0.6 10.6 11.2 Add: Income Tax Expense (2.3) 32.6 30.3 10.4 8.7 19.1 Net Income (5.6) 6.1 0.5 (6.1) 6.1 0.0 Add: Shutdown of CLX2 Cost 55.7 7.9 2012 Year to Date 53.0 5.7 2011 2.7 2.2 Change Third Quarter Dollars in Millions 18.3 4.0 2012 18.0 1.9 2011 0.3 2.1 Change Add: Interest Expense Add: Depreciation & Amortization $328.6 Total Debt $317.1 Net Debt (11.5) (Less) Total Cash As of September 30, 2012 (in $ millions)